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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: July 16, 2001
                (Date of earliest event reported: July 16, 2001)



                                  PEAPOD, INC.
             (Exact name of Registrant as Specified in Its Charter)



            Delaware                     0-22557               36-4118175
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)



     9933 Woods Drive, Skokie, Illinois                       60077
  (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (847) 583-9400


                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

                  On July 16, 2001, Peapod, Inc. ("Peapod"), a Delaware corporation, Koninklijke Ahold N.V., a public company with limited liability organized and existing under the laws of The Netherlands ("Royal Ahold"), Ahold U.S.A. Holdings, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Royal Ahold ("Ahold USA"), and Bean Acquisition Corp. ("Acquisition Corp."), a Delaware corporation and wholly owned subsidiary of Ahold USA, entered into the Agreement and Plan of Merger dated as of July 16, 2001 (the "Merger Agreement"), pursuant to which Ahold USA will cause Acquisition Corp. to commence a tender offer (the "Offer") to acquire any and all of the outstanding shares of common stock, par value $.01 per share of Peapod (including the preferred stock purchase rights issued pursuant to Peapod's amended and restated stockholders rights agreement, "Peapod Common Stock") not owned by Royal Ahold for an amount equal to $2.15 per share (the "Offer Price"). The Merger Agreement provides that, subsequent to the consummation of the Offer, Acquisition Corp. will merge with and into Peapod (the "Merger") pursuant to which each outstanding share of Peapod Common Stock (other than (i) shares held in the treasury of Peapod or owned by Royal Ahold or any direct or indirect wholly owned subsidiary of Royal Ahold or Peapod, which shares will be cancelled and (ii) any Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive $2.15 per share of Peapod Common Stock. Consummation of the Offer is not subject to any financing condition or a minimum condition but is subject to other customary closing conditions. Consummation of the Merger is subject to various customary conditions, including Acquisition Corp.'s purchase of Peapod Common Stock pursuant to the Offer.

                  The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of such agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

                  Peapod and Royal Ahold issued a joint press release announcing the execution of the Merger Agreement on July 16, 2001, a copy of which is filed as Exhibit 99.1 hereto and which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION:

         Not applicable.

(c)      EXHIBITS:

          2.1 Agreement and Plan of Merger, dated as of July 16, 2001, between Peapod, Inc., Koninklijke Ahold N.V., Ahold U.S.A. Holdings, Inc. and Bean Acquisition Corp.

          99.1 Text of joint press release dated July 16, 2001, issued by Peapod, Inc. and Koninklijke Ahold N.V.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PEAPOD, INC.

                            By: /S/ Andrew B. Parkinson
                              ----------------------------------
                                Andrew B. Parkinson
                                Chairman and Chief
                                Financial Officer


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                                  EXHIBIT INDEX
Exhibit
Number    Description of Exhibit
--------  -----------------------
*2.1 Agreement and Plan of Merger, dated as of July 16, 2001, between Peapod, Inc., Koninklijke Ahold N.V., Ahold U.S.A. Holdings, Inc. and Bean Acquisition Corp.

*99.1 Text of joint press release dated July 16, 2001, issued by Peapod, Inc. and Koninklijke Ahold N.V.

---------------------
* Filed herewith.